AGREEMENT
AND
GENERAL RELEASE

WHEREAS, Camden Property Trust ("CPT") and Dennis M. Steen ("Executive") entered into an Employment Agreement dated July 1, 2004, as amended pursuant to the First Amendment to Employment Agreement dated as of November 27, 2007 and the Second Amendment to Employment Agreement dated as of February 21, 2012 (as amended, the "Employment Agreement");
WHEREAS, Executive shall resign from CPT and all of its affiliates, including but not limited to Camden Development, Inc. ("CDI"), all of which will be collectively referred to herein as "Camden," as an officer effective as of May 9, 2013 (the "Resignation Date") and as an employee effective on or before July 1, 2013; and
WHEREAS, Executive has agreed to provide Camden with a general release of claims as contained herein and in the Supplemental General Release Agreement, attached hereto and incorporated herein by reference as Exhibit A (the "Supplemental Release").
Now, therefore, Executive and Camden hereby agree to enter into this Agreement and General Release (this "Agreement") setting forth their respective obligations as follows:

I.	Separation of Employment

A.
Executive hereby resigns as an officer, manager or similar functionary of Camden, and as a member of any committee relating to Camden, including but not limited to the committee of the Key Employee Share Option Plan of CPT and committee contemplated by the master exchange agreements and CPT's rabbi trust (the "Rabbi Trust"), in each case effective as of May 9, 2013.

B.
Executive shall resign as an employee of Camden and all related entities, effective on or before July 1, 2013 (the effective date of such resignation, the "Termination Date"). The time period between the Effective Date of this Agreement (as defined in Section IV.M below) and the Termination Date shall be defined as the "Post-Resignation Transition Period." During the Post-Resignation Transition Period, Executive agrees to assist, at the discretion and request of CPT, with the transition of his duties to his successor. Executive agrees that, at any time prior to expiration of the Post-Resignation Transition Period, CPT shall be entitled to decline to use Executive's services, to assign Executive to work from home or to relieve Executive of his obligations and duties as an employee of CPT, CDI, and all related entities, provided it complies with its obligations to Executive as set out in Section II below.

C.
On the Termination Date, Executive shall sign and deliver to CPT the Supplemental Release. Should Executive fail to sign and deliver the Supplemental Release on the Termination Date, he shall be in material breach of this Agreement and shall not be entitled to any of the payments, benefits and consideration referenced in this Agreement, including without limitation, the Separation Payment (as defined in Section II.A below). In the event of a breach of this Section I.C, Executive further agrees that CPT shall be entitled to an order of specific performance from a court of competent jurisdiction requiring Executive party to sign and deliver the Supplemental Release to Camden and Executive hereby consents to the entry of such an order.

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In the event Executive revokes the Supplemental Release, he shall not be entitled to any of the payments, benefits and consideration referenced in this Agreement, including without limitation, the Separation Payment.

D.	Camden and Executive agree to waive any termination notice requirements under the Employment Agreement.

II.	Payments and Benefits

A.
Camden will pay Executive an amount equal to $1,200,000, less applicable withholding and deductions, payable in a lump sum payment no later than five business days of the Termination Date (the "Separation Payment").

B.
Notwithstanding the terms of applicable Restricted Share Bonus Agreements ("Share Bonus Agreements"), effective as of the Termination Date, 4,249 common shares of beneficial interest of CPT ("Shares") shall vest and become nonforfeitable and all other unvested Shares previously granted to Executive shall be returned to CPT and forfeited without remuneration by Camden.

C.
Executive shall retain his rights to repurchase Shares (and the rights to repurchase issued to Executive in exchange therefor) that are vested as of the Termination Date, issued pursuant to the Amended and Restated Master Exchange Agreement dated November 28, 2007 ("Master Exchange Agreement"), which rights to repurchase shall be subject to the terms and provisions of the Master Exchange Agreement. Notwithstanding the terms of the applicable Share Bonus Agreements, Restricted Share Awards ("Award Agreements"), Restricted Share Agreements ("Share Agreements") and the Master Exchange Agreement and any prior Master Exchange Agreements (or similar agreements), all Shares (and any rights to repurchase issued to Executive in exchange therefor) issued by CPT to Executive under any such agreements, unvested as of the Termination Date, shall lapse and be forfeited on the Termination Date, except as set forth in Section II.B above. Executive shall be entitled to exercise any vested options or rights to repurchase received by him under the Amended and Restated Camden Property Trust Key Employee Share Option Plan ("KEYSOP") and shall be entitled to his vested benefits under the Camden Property Trust Non-qualified Deferred Compensation Plan ("NDCP"), in accordance with the terms and provisions of the KEYSOP or NDCP, as applicable, and of the related documents, in each case in effect as of the Termination Date.

D.
Executive shall have the right to exercise each incentive share option and non-qualified share option granted to Executive pursuant to the Camden Property Trust Amended and Restated 1993 Share Incentive Plan, the Camden Property Trust 2002 Share Incentive Plan or the 2011 Share Incentive Plan (collectively, the "Share Incentive Plans") that is vested as of the Termination Date ("Vested Options"), in accordance with the respective terms of such plans. Executive may exercise such right at any time or from time to time during the period commencing on the date hereof and ending on the date that is ninety (90) days from the Termination Date. Any Vested Option that is not exercised prior to the 90th day from the Termination Date shall lapse and be forfeited on such date. All incentive share options and non-qualified share options granted pursuant to the Share Incentive Plans unvested as of the Termination Date shall lapse and be forfeited on the Termination Date.

E.	Executive represents, acknowledges and agrees that Exhibit B includes a complete and correct list of all vested rights to repurchase, vested options, and/or vested benefits under the KEYSOP,

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NDCP and the Share Incentive Plans to which he is not waiving his vested rights pursuant to this Agreement.

F.
As provided under the applicable award documents, except as set forth in Section II.B above, as of the Termination Date, Executive forfeits any and all portions of any award, that are unvested as of the Termination Date, which were made to Executive by Camden under or pursuant to any retirement, pension, profit sharing, long-term incentive, equity or similar plan, including but not limited to the CPT Executive Deferral Plan, the Share Incentive Plans, the KEYSOP, the NDCP, the Rabbi Trust and all performance and/or FFO award programs (the "Performance Bonus Awards").

G.
As of the Resignation Date, the Employment Agreement is terminated and of no further force or effective and neither Executive nor Camden shall any obligations thereunder, except as set forth in Section IV.B below.

III.	General Release
In return for the special compensation and benefits referenced in this Agreement, which Executive acknowledges that he is not otherwise entitled to receive, Executive, on behalf of himself and all of his heirs or personal representatives, agrees to the following:

A.
To release Camden, their parent companies, subsidiaries, all affiliates of each, predecessors and successors, and all of their present or former officers, trust managers, directors, managers, representatives, employees, agents, employee benefit programs, and the trustees, administrators, fiduciaries and insurers of such programs (collectively the "Released Parties"), from any and all claims for relief of any kind, whether known to Executive or unknown, which in any way arise out of or relate to Executive's employment at Camden or any of the Released Parties, the separation of Executive's employment from Camden or any of the Released Parties, any agreements between Camden or any of the Released Parties and Executive, including but not limited to the Employment Agreement, the Share Bonus Agreements, the Award Agreements, the Share Agreements, the Master Exchange Agreements, the KEYSOP Option Agreement, the Performance Bonus Awards, the NDCP, any option grants under the Share Incentive Plans, and/or concerning any facts or events occurring at any time up to the Effective Date (as defined in Section IV.M below), including, but not limited to, any and all claims of discrimination, retaliation or wrongful discharge of any kind, and any contractual, tort or other common law claims. This settlement and waiver includes all such claims, whether for breach of contract, quasi-contract, implied contract, quantum meruit, unjust enrichment, compensation, deferred compensation, equity interest, any tort claims, including without limitation slander, defamation, fraud or misrepresentation, any and all claims under any applicable federal laws, including, but not limited to, the Age Discrimination in Employment Act, as amended, Title VII of the Civil Rights Act of 1964, as amended, the Civil Rights Act of 1991, 42 U.S.C. § 1981, the Americans with Disabilities Act, as amended, the Equal Pay Act, as amended, the Worker Adjustment and Retraining Notification Act, the Employee Retirement Income Security Act of 1974, as amended, the Family and Medical Leave Act, as amended, the Fair Labor Standards Act, as amended, or under any applicable state or local laws or ordinances or any other legal restrictions on Camden's rights, including Chapter 21 and Chapter 451 of the Texas Labor Code.

B.
Executive further agrees not to file a suit of any kind against Camden or any of the Released Parties relating to his employment at Camden or any of the Released Parties, the separation thereof, any agreements between Camden or any of the Released Parties and Executive,

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including but not limited to the Employment Agreement, as amended, Share Bonus Agreements, the Award Agreements, the Share Agreements, the Master Exchange Agreements, the KEYSOP Option Agreement, the Performance Bonus Awards, NDCP, any option grants under the Share Incentive Plans, and/or concerning any facts or events occurring at any time up to the Effective Date or to participate voluntarily in any employment-related claim brought by any other party against Camden or any of the Released Parties. Even if a court rules that Executive may file a lawsuit against Camden or any of the Released Parties arising from his employment at Camden or any of the Released Parties, or the separation thereof, any agreements between Camden or any of the Released Parties and Executive, and/or concerning any facts or events occurring at any time up to the Effective Date, Executive agrees not to accept any money damages or any other relief in connection with any such lawsuit. Except as provided below, Executive understands that this Agreement and General Release effectively waives any right he might have to sue Camden or any of the Released Parties for any claim arising out of his employment at Camden or any of the Released Parties, any agreements between Camden or any of the Released Parties and Executive, including but not limited to the Employment Agreement, as amended, the Share Bonus Agreements, the Award Agreements, the Share Agreements, the Master Exchange Agreements, the KEYSOP Option Agreement, and the Performance Bonus Awards, the NDCP, any option grants under the Share Incentive Plans, the separation of his employment, and/or concerning any facts or events occurring at any time up to the Effective Date.

C.	Executive agrees to execute the Supplemental Release on the Termination Date and immediately deliver it to CPT.
However, this release and waiver does not waive Executive's rights to enforce this Agreement, his vested rights under the Master Exchange Agreement, KEYSOP Option Agreement, the NDCP, or his vested options under the Share Incentive Plans. In addition, this release does not give up Executive's rights, if any, to COBRA benefits under Camden's standard benefit programs applicable to him. Further, this release does not waive Executive's rights to vested equity interests or pension monies, 401(k) monies, accrued vacation, his final paycheck, or reimbursement of any outstanding business expense amounts (in accordance with Camden's existing reimbursement policies).

IV.	Restrictive Covenants and Miscellaneous Provisions

A.
While Executive understands that he has had such an obligation since he began his employment with Camden or any of the Released Parties, Executive confirms and agrees that he shall not disclose any of the trade secrets or other confidential or restricted information of Camden or any of the Released Parties and shall not make use of any trade secrets or confidential or restricted information of Camden or any of the Released Parties in any fashion at any time, including in any future employment, work or business.

B.
Executive agrees to comply at all times after the Effective Date with all provisions of Section 9 of the Employment Agreement, which provisions include covenants concerning the non-disclosure of confidential information, return of documents, restriction on competitive employment and a prohibition on the inducement or employment of employees, agents, or consultants of Camden. Executive acknowledges and agrees that Sections 9 and 10 of the Employment Agreement shall survive the separation of his employment, regardless of the separation reason and shall survive the execution of this Agreement.

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C.
Executive acknowledges that but for his agreements to comply with his obligations described in this Section and this Agreement, Camden would not provide him with the compensation, benefits and consideration set forth in Section II and elsewhere in this Agreement.

D.
Executive warrants that prior to the Termination Date, he will return to Camden all company property in his possession (originals and all copies), including, but not limited to, company files, work product, electronic mail, computer equipment, computer software, electronic or computer storage devices, cell phones, pagers, corporate credit cards, identification cards, manuals, company documents, access cards, and company keys. Executive further agrees to cooperate and work with Cindy Scharringhausen to ensure his compliance with this Section IV.D.

E.
Executive understands that his health and dental insurance coverage, if any, will terminate as of the Termination Date, unless he timely and properly elects COBRA continuation coverage. In addition, Executive understands that the accidental death and dismemberment, long-term disability and life insurance coverage provided by Camden, if any, will end on the Termination Date. Executive further understands that his short-term disability coverage provided by Camden, if any, will end on the Termination Date.

F.
This Agreement does not constitute an admission of any kind by Camden, but is simply an accommodation that offers certain extra benefits to which Executive would not otherwise be entitled in return for his agreeing to and signing this document.

G.
Executive agrees not to make any statements that disparage Camden's reputation or its personnel, properties or services. Camden agrees not to make any statements that disparage Executive's reputation or his services. Nothing herein shall prohibit any person or entity from making a truthful statement in any legal proceeding or to a governmental agency. The parties agree that any breach or violation of this non-disparagement provision shall entitle the non-breaching party to sue the other party for the immediate recovery of any damages caused by such breach.

H.
Executive acknowledges that in the course of his employment with Camden, he has gained knowledge and experience and/or was a witness to events and circumstances that may arise in the Company's defense or prosecution of subsequent proceedings. Executive agrees to cooperate fully with the Company, including without limitation providing truthful testimony and meeting in a timely manner with Company counsel, and to appear upon the Company's reasonable request as a witness and/or consultant in defending or prosecuting claims of all kinds, including but not limited to any litigation, administrative actions or arbitrations. Camden will compensate Executive at a reasonable hourly rate for his time spent in complying with his obligations under this Section, excluding providing testimony. In seeking Executive's assistance under this Section, Camden will make a good faith effort not to interfere with Executive's future employment or business enterprise. Executive understands and agrees that he is expected and required to provide truthful testimony in any legal or administrative proceeding.

I.	All payments and benefits under this Agreement are gross amounts and will be subject to taxes and lawful deductions, if any.

J.
Executive shall be entitled to indemnification by Camden for acts or omissions which occurred while Executive was an officer of Camden as provided for in Camden's declaration of trust, articles or bylaws, Camden's directors' and officers' liability insurance policy and to the

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maximum extent permissible under the laws of Texas. Executive shall not be entitled to indemnification for any action he institutes against Camden. Nothing herein shall adversely affect Executive's coverage under the terms and conditions of any applicable directors' and officers' liability insurance policy or general liability insurance policy held by Camden.

K.
The venue for the litigation of any dispute arising out of this Agreement shall be a court of competent jurisdiction in Harris County, Texas. Texas law shall govern the interpretation and enforcement of this Agreement.

L.	The parties agree that if there is any conflict between this and any other agreement, then this document will control.

M.
Executive is entering into this Agreement freely and voluntarily. Executive has carefully read and understands all of the provisions of this Agreement. He further understands that this Agreement sets forth the entire agreement between the Executive and Camden and represents that no other statements, promises, or commitments of any kind, written or oral, have been made to Executive by Camden, or any of their agents, to cause him to accept it. Executive acknowledges that he has been advised to consult legal counsel concerning this Agreement prior to signing this Agreement, and that he has had sufficient opportunity to do so. Executive understands that he may have up to twenty-one (21) days from the date of this Agreement to consider this Agreement. Executive understands that if he signs this Agreement, he will then have seven (7) days to cancel it if he so chooses. Executive may cancel this Agreement by delivering a written notice of cancellation to Cindy Scharringhausen at 3 Greenway Plaza, Suite 1300, Houston, Texas 77046. However, if Executive elects to cancel this Agreement, Executive understands that he will not be entitled to any of the benefits, compensation, or other consideration referenced in this Agreement, including, without limitation, the Separation Payment. Executive realizes this Agreement is not effective or enforceable until the expiration of the seven day revocation period (the "Effective Date"). Executive further understands that this Agreement will not become effective or enforceable until the Effective Date. Executive understands that Camden will have no duty to pay him or provide him with the compensation, benefits and consideration listed in Section II and elsewhere in this Agreement until after the Effective Date.

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Executive acknowledges acceptance of this Agreement by his signature below:

/s/ Dennis M. Steen____________________    May 9, 2013__________________
Dennis M. Steen    Date

Agreed to and accepted on behalf of Camden Property Trust:

By:/s/ D. Keith Oden_____________
Name: D. Keith Oden
Title: President

Date: May 9, 2013

Agreed to and accepted on behalf of Camden Development, Inc.:

By:/s/ D. Keith Oden______________
Name: D. Keith Oden
Title: President

Date: May 9, 2013

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